FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

 Date of Report (Date of earliest event reported) February 17, 2012

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Nevada	0-29373	33-0836954
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

 32963 Calle Perfecto
San Juan Capistrano, California 92675
(Address of principal executive offices and Zip Code)

(949) 234-1999
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," or "Company" refer to Seychelle Environmental Technologies, Inc., a Nevada corporation and our wholly-owned subsidiaries, Seychelle Water Technologies, Inc., also a Nevada corporation, and Seychelle Japan,, a majority owned-owned Japanese company.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Completed Interim Review.

On February 16, 2012, the Company’s Board of Directors, with the concurrence of Windes & McClaughry Accountancy Corporation, the Company’s independent registered public accounting firm, concluded that the Company’s financial statements for the fiscal quarter ended November 30, 2011 and all earnings and press releases and similar communications issued by the Company relating to this reporting period commencing on December 1, 2011 should no longer be relied upon.

On November 17, 2011, a plaintiff from a previously dismissed lawsuit executed a court order to garnish approximately $303,000 of the Company’s cash and have it placed in a segregated account controlled by the Court.  As a result, the Company will now show the approximately $303,000 as a restricted cash deposit on its balance sheet.  If the Company prevails in this lawsuit as expected the funds would be returned to the Company.  The restriction of the cash and its effect on cash flows used in operating activities are the only changes to the financial statements. The Company intends to file its restated financial statements as soon as practicable under cover of an amended Form 10Q.

In connection with the restatement, management reevaluated the effectiveness of the Company's internal control over financial reporting.  The Company had previously disclosed the existence of effective controls and procedures and internal controls in its annual report on Form 10-K for the period ended February 28, 2011 and continued to report the existence of effective controls and internal controls in its quarterly report on Form 10-Q for the period ended November 30, 2011.  Management believes that the error resulted in aforementioned restatement is an indication of a deficiency that rises to the level of a material weakness for the period ended November 30, 2011.  The Company will report this material weakness in the Form 10-Q/A filing that the Company plans to make as soon as practicable.  No other material weaknesses were identified.

The management of the Company has discussed the matters disclosed in this item 4.02 with Windes & McClaughry and concluded that the Company's unaudited financial statements for the quarter ended November 30, 2011, and the Company is in the process of restating its financial statements for the quarter ended November 30, 2011.

Item 901 Financial Statements and Exhibits.

Exhibit Number   Description
       99.1      Letter from Windes and McClaughry

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
Date: February 17, 2012	By:	/s/ Carl Palmer
Carl Palmer